Property, Plant and Equipment, Net	6 Months Ended	12 Months Ended
	Mar. 31, 2020	Sep. 30, 2019
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Net

NOTE 8— PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consists of the following:

	March 31, 2020	September 30, 2019
	(Unaudited)
Buildings	$577,123	$573,184
Machinery, equipment and furniture	1,888,068	1,848,703
Motor Vehicles	168,046	166,899
Construction in progress (“CIP”) (1)	8,463,339	8,008,814
Subtotal	11,096,576	10,597,600
Less: accumulated depreciation	(1,238,079)	(1,099,548)
Property, plant and equipment, net	$9,858,497	$9,498,052

Depreciation expense was $132,424 and $102,569 for the six months ended March 31, 2020 and 2019, respectively.

(1)Construction-in-progress (“CIP”) represents direct costs of construction incurred for the Company’s manufacturing facilities. On August 16, 2017, the Company’s VIE, Xi’an App-Chem Bio(Tech)Co.,Ltd. started to construct a new manufacturing plant in Tongchuan City (“Tongchuan Project”) , Shaanxi Province, with total budget of RMB 95 million (approximately $13.4 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. As of March 31, 2020, the Company has spent approximately RMB57.2 million (approximately $8.1 million) on the construction of the main body of the manufacturing plant and future minimum capital expenditure on this CIP project is estimated to be approximately $5.4 million, among which approximately $3.8 million is required for the next 12 months (see Note 16). From April 2020 up to the date of this filing, due to the impact of COVID-19, the Company did not invest additional capital expenditure on this CIP project. The construction of this new manufacturing facility is expected to be fully completed and put into production by March 2022.

NOTE 8 — PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consists of the following:

	September 30, 2019	September 30, 2018
Buildings	$573,184	$595,734
Machinery, equipment and furniture	1,848,703	1,707,746
Motor Vehicles	166,899	173,251
Construction in progress (“CIP”) (1)	8,008,814	1,454,042
Subtotal	10,597,600	3,930,773
Less: accumulated depreciation	(1,099,548)	(920,041)
Property, plant and equipment, net	$9,498,052	$3,010,732

Depreciation expense was $222,486 and $219,721 for the years ended September 30, 2019 and 2018, respectively.

Construction-in-progress (“CIP”) represents direct costs of construction incurred for the Company’s manufacturing facilities. On August 16, 2017, the Company’s VIE, Xi’an App-Chem Bio(Tech)Co.,Ltd. started to construct a new manufacturing plant in Togchuan City, Shaanxi Province, with total budget of RMB 95 million (approximately $13.6 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. As of September 30, 2019, the Company has spent approximately RMB54.8 million (approximately $7.7 million) on the construction of the main body of the manufacturing plant and future minimum capital expenditure on this CIP project is estimated to be approximately $5.9 million (see Note 16).

Subsequently, from October 2019 to May 2020, the Company spent additional RMB 24.8 million (approximately US$3.6 million) on decoration of the manufacturing plant. As a result, future minimum capital expenditure on this CIP project has been lowered down from approximately $5.9 million as of September 30, 2019 to approximately RMB 15.8 million (equivalent to $2.3 million) as of the date of this report. The construction of this new manufacturing facility is expected to be fully completed and put into production in the first half of 2021.